361 Managed Futures Strategy Fund Class A Shares - AMFQX Class I Shares - AMFZX

Summary Prospectus	March 14, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.361funds.com/mutual-funds/361-managed-futures-strategy-fund.  You may also obtain this information at no cost by calling 888-736-1227 (888-7361CAP) or by sending an e-mail request to info@361Capital.com.  The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2014 are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the 361 Managed Futures Strategy Fund (the “Managed Futures Fund”) is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Managed Futures Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Managed Futures Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 26 of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%1		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%
Overnight check delivery fee		$15		$15
Wire fee		$20		$20
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.50%		1.50%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.37%		0.37%
Shareholder servicing fee	0.09%		0.09%
All other expenses	0.28%		0.28%
Fees and/or expenses recouped3		0.02%		0.02%
Acquired fund fees and expenses		0.20%		0.20%
Total annual fund operating expenses2,3		2.34%		2.09%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2
The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Managed Futures Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Fund's Class A and Class I shares, respectively. This agreement is effective until February 28, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Managed Futures Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the cost of investing in the Managed Futures Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Managed Futures Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Managed Futures Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$798	$1,260	$1,746	$3,080
Class I shares	$212	$651	$1,115	$2,402

Portfolio Turnover

The Managed Futures Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Managed Futures Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Managed Futures Fund’s performance.  During the fiscal year ended October 31, 2013, the Managed Futures Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

In pursuing the Managed Futures Fund’s investment objective, the Advisor employs a set of quantitative models to make investment decisions.  Using a combination of market inputs, these models systematically identify when to purchase and sell specific investments for the Fund.  The Advisor uses these models for the purpose of seeking to achieve favorable returns for the Managed Futures Fund from short-term movements in various U.S. and foreign markets. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Advisor may also base purchase and sale decisions for the Managed Futures Fund on its judgment regarding various market and economic factors rather than its quantitative models.

In pursuing its investment objective, the Managed Futures Fund will primarily seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices. However, the Advisor’s quantitative models will seek to identify periods during which the Fund should not enter into futures contracts. Accordingly, there will be significant periods of time during which the Fund will not hold any long or short futures positions. The Managed Futures Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Managed Futures Fund. Assets of the Managed Futures Fund not invested in futures or used as margin will generally be invested in liquid instruments, including principally shares of exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) that seek to provide exposure to various fixed income and equity indices. The Managed Futures Fund may hold such liquid instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Managed Futures Fund’s portfolio will be invested in instruments other than futures contracts. While those other investments may contribute to the Managed Futures Fund’s performance, the Advisor expects that over time a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

The Managed Futures Fund may also write put and call options and purchase put and call options on futures, securities indices and shares of ETFs.  The Managed Futures Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions.  Futures contracts and put and call options are among the types of instruments commonly referred to as derivatives.

The Managed Futures Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Principal Risks

Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Managed Futures Fund is set forth below.  Before you decide whether to invest in the Managed Futures Fund, carefully consider these risk factors associated with investing in the Managed Futures Fund, which may cause investors to lose money. There can be no assurance that the Managed Futures Fund will achieve its investment objective.

Derivatives risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value.  Major types of derivatives include futures, options, swaps and forward contracts.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Managed Futures Fund may not correlate with the value of the underlying instrument or the Managed Futures Fund’s other investments.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include illiquidity risk and counterparty credit risk.  A small investment in derivatives could have a potentially large impact on the Managed Futures Fund’s performance.  Financial reform laws have changed many aspects of financial regulation applicable to derivatives.  Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments.  The extent and impact of these regulations are not yet fully known and may not be known for some time.

ETF risk.  Investing in an ETF will provide the Managed Futures Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Managed Futures Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Managed Futures Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN risk.  ETNs are debt securities that combine certain aspects of ETFs and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Leveraging risk.  Certain Managed Futures Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage.  Leverage can magnify the effects of changes in the value of the Managed Futures Fund’s investments and make the Managed Futures Fund more volatile.  Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets.  The Managed Futures Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Asset segregation risk.  As a series of an investment company registered with the SEC, the Managed Futures Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives and short sales.  The Managed Futures Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Managed Futures Fund’s investment in such investments) even if they are covered.

Futures risk.  The Fund’s use of futures contracts (and related options) exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

Market risk.  The market value of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity risk.  The value of the equity securities held by the Managed Futures Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Managed Futures Fund participate, or factors relating to specific companies in which the Managed Futures Fund invests.

Short sales risk.  In connection with a short sale of a security or other instrument, the Managed Futures Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Managed Futures Fund replaces the security or other instrument borrowed to make the short sale, the Managed Futures Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Managed Futures Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Foreign investment risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Managed Futures Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency risk.   The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Management and strategy risk.  The value of your investment depends on the judgment of the Managed Futures Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Managed Futures Fund’s advisor in selecting investments for the Managed Futures Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Non-diversification risk.  The Managed Futures Fund is classified as “non-diversified,” which means the Managed Futures Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Managed Futures Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

The following performance information provides some indication of the risks of investing in the Managed Futures Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  The Managed Futures Fund’s past performance, before and after taxes, is not necessarily an indication of how the Managed Futures Fund will perform in the future.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.  The bar chart shows the performance of the Managed Futures Fund’s Class I shares.  Class A shares’ performance would be lower than the Managed Futures Fund’s Class I shares because of the higher expenses paid by Class A shares.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown. Updated performance information is available on the Managed Futures Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	8.15%	Quarter Ended 06/30/12
Lowest Calendar Quarter Return at NAV	(1.69)%	Quarter Ended 12/31/13

Average Annual Total Returns (for periods ended December 31, 2013
	1 year	Since Inception (December 20, 2011)
Class I - Return Before Taxes	2.97%	6.29%
Class I - Return After Taxes on Distributions	1.92%	5.75%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	2.22%	4.74%
Class A – Return Before Taxes	(3.13)%	3.01%
Citigroup 3-month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	0.05%	0.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the Managed Futures Fund’s investment advisor.

Portfolio Managers

Brian P. Cunningham, CFA, Principal, Chief Investment Officer, Thomas I. Florence, Principal, Chief Executive Officer, Blaine Rollins, CFA, Managing Director, and Jeremy Frank, Managing Director have served as the portfolio managers of the Managed Futures Fund since its inception on December 20, 2011.

Purchase and Sale of Fund Shares

To purchase shares of the Managed Futures Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$100,000	None

Shares of the Managed Futures Fund are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Managed Futures Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Managed Futures Fund through a broker-dealer or other financial intermediary (such as a bank), the Managed Futures Fund and its related companies may pay the intermediary for the sale of Managed Futures Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Managed Futures Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.